Exhibit 99.3

Pro Forma Financial Statements

TORA TECHNOLOGIES INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

On October 20, 2006, Tora Technologies Inc. (“Tora” or “the Company”) entered into an asset purchase agreement with Manhattan Assets Corp. (“Manhattan” or “the Seller”). whereby they acquired:

▪	100% of the issued and outstanding shares of common stock of Makeup Incorporated (“Makeup”), a corporation registered under the laws of the State of Nevada.

▪	Navision software.

In exchange for:

(a)	cash of $1 and,

(b)	an assignment of debt to Tora, in the amount of US$216,107 that Manhattan owes Makeup.

As a result of the change in control of the controlling shareholder of Tora, the acquisition will be accounted for as a reverse acquisition, with the assets acquired and liabilities assumed recorded at fair values and the results of Tora’s operations included in the Company’s consolidated financial statements from the date of acquisition.

The acquisition of Makeup by Tora resulted in goodwill of $1,472,125 being recorded. Based on an independent appraisal for Makeup of $620,000, goodwill was adjusted to $620,000 and an impairment charge of $852,125 was recorded.

The Navision software acquisition by Tora in the amount of $216,107, resulted in an impairment charge against fixed assets of $105,650 because fair value of these assets was deemed to be $110,457, which was the net book value on Manhattan’s books at June 30, 2006.

In connection with the acquisition, Manhattan entered into a transfer agreement with Makeup whereby Manhattan transferred the domain name www.makeup.com (“domain name”) to Makeup in exchange for a promissory note dated October 13, 2006 in the amount of $333,333. This note is unsecured, bears interest at 8% and the principle and interest are due on demand. Based on independent appraisals the domain name’s fair value was recorded at $300,000 and an impairment charge of $33,333 was recorded on Makeup’s books.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (“pro forma”) on the Companies financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2006 is based on the historical balance sheets of the company and Makeup as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the year ended December 31, 2005 and the six months ended June 30, 2006 are based on the historical statements of operations of the Company and Makeup for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2005.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management’s current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Tora and Makeup.

TORA TECHNOLOGIES INC. AND SUBSIDIARY
PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
UNAUDITED

	Tora Technologies Inc. June 30, 2006	Makeup Inc. June 30, 2006	Adjustments	Reference	Tora Technologies Consolidated June 30, 2006

ASSETS

Current Assets

Cash	$11,458	$24,269	$(1)	(1)	$35,726
Accounts receivable	729	5,954			6,683
Inventory	-	200,644			200,644
Prepaid expenses and deposits	145	122,429			122,574
Due from affiliate	-	217,654	(217,654)	(1) (4)	-

Total Current Assets	12,332	570,950			365,627

Investment in Makeup	-	-		(1)	-
Fixed assets	1,706	39,357	110,457	(1) (2)	151,520
Intangible assets - Domain name	-	-	300,000	(5)	300,000
Intangible assets - Goodwill	-	-	620,000	(1) (3)	620,000

TOTAL ASSETS	$14,038	$610,307			$1,437,147

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities

Accounts payable and accrued liabilities	$9,086	$101,017			$110,103
Due to related parties	-	1,181,624			1,181,624
Advances payable	-	807,917			807,917
Note payable to related party	-	-	$333,333	(5)	333,333

TOTAL LIABILITIES	9,086	2,090,558			2,432,977

STOCKHOLDERS' DEFICIT

Stockholders' deficit
Common stock $0.01 par value, 75,000,000 authorized; 44,831,250 issued and outstanding at June 30, 2006	44,831	1	(1)	(1)	44,831
Additional paid in capital	108,394	-			108,394
Accumulated deficit	(148,273)	(1,472,124)	479,470	(1) (2) (3) (4) (5)	(1,140,927)
Accumulated other comprehensive loss	-	(8,128)			(8,128)

TOTAL STOCKHOLDERS' DEFICIT	4,952	(1,480,251)			(995,830)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$14,038	$610,307			$1,437,147

The accompanying notes are an integral part of these consolidated financial statements

TORA TECHNOLOGIES INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006

UNAUDITED

	Tora Technologies	Makeup Inc.	Adjustments	Pro Forma

REVENUE

Sales	$-	$106,222		$106,222

Cost of Goods Sold	-	81,133		81,133

Gross Profit	-	25,089		25,089

OPERATING EXPENSES

Administrative expenses	-	474,340		474,340

Total Operation Expenses	-	474,340		474,340

Loss from Continuing Operations	-	(449,251)		(449,251)

DISCONTINUED OPERATIONS
Charge for impairment of service rights	14,000	-		14,000
Net loss - embroidery business (net of $0 tax effect)	36,969	-		36,969

Loss from Discontinued Operations	(50,969)	-		(50,969)

NET LOSS FOR THE PERIOD	$(50,969)	$(449,251)		$(500,220)

BASIC AND DILUTED LOSS PER SHARE
Continuing Operations	$-			$(0.01)
Discontinued operations	(0.01)			(0.00)

	$(0.01)			$(0.01)

WEIGHTED AVERAGE
SHARES OUTSTANDING	44,831,250			44,831,250

The accompanying notes are an integral part of these consolidated financial statements

TORA TECHNOLOGIES INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

UNAUDITED

	Tora Technologies	Makeup Inc.	Adjustments		Pro Forma

Sales	$6,736	$79,998			$86,734

Cost of Goods Sold	5,230	50,106			55,336

Gross Profit	1,506	29,892			31,398

OPERATING EXPENSES

Administrative expenses	39,818	754,408	1,547	(4)	795,773
Charge for impairment of goodwill	-	-	852,125	(3)	852,125
Charge for impairment of fixed assets	-	-	105,650	(2)	105,650
Charge for impairment of domain name	-	-	33,333	(5)	33,333

Total Operating Expenses	39,818	754,408			1,786,881

NET LOSS FOR THE YEAR	$(38,312)	$(724,516)			$(1,755,483)

BASIC AND DILUTED LOSS PER SHARE	$(0.01)				$(0.04)

WEIGHTED AVERAGE SHARES OUTSTANDING	44,831,000				44,831,000

The accompanying notes are an integral part of these consolidated financial statements

TORA TECHNOLOGIES INC. AND SUBSIDIARY
NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(UNAUDITED)

NOTE A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

(1)    To reflect the acquisition of 100% of the issued and outstanding shares of Makeup Incorporated (“Makeup”) and the Navision software from Manhattan Assets Corp. (“Manhattan”) and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Makeup are as follows:

Components of purchase price:
Cash from Tora Technologies Inc. (Tora”)	$1
Manhattan debt assumed by Tora, for Navision software	216,107
Total Purchase Price	216,108
Allocation of purchase price:
Stockholders deficit of Makeup	1,472,124
Increase in Fixed Assets (Navision software)	(216,107)
Cost in excess of net assets acquired	$1,472,125

NOTE B - The pro forma adjustments to the condensed consolidated statements of income are as follows:

		Year Ended December 31, 2005	Six Months Ended June 30, 2006

(2)	Adjustment to write-down fixed assets to Manhattan’s net book value:
	Impairment - Fixed Assets	$105,650	$-

(3)	Adjustment to write down goodwill to $620,000, based on an independent valuation of Makeup:
	Impairment - Goodwill	$852,125	$-

(4)	Adjustment to administrative expense:
	Write off amount due from Manhattan	$1,547	$-

(5)	Domain name acquisition and fair value
	adjustment based on independent appraisals:
	Intangible asset - domain name	$300,000	$-
	Note payable - Manhattan	(333,333)	-
	Impairment - domain name	33,333	-
		$-	$-